UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2006
(Date of Report/Date of earliest event reported)

SOUTHERN COPPER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028
(Address and zip code of principal executive offices)

(602) 977-6595
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On August 30, 2006, Southern Copper Corporation (“the Company”) issued a press release announcing that its Executive Committee approved a two-for-one stock split of the Company’s common stock, par value $0.01 per share, to be effected in the form of a 100 percent stock dividend, with holders of record on the record date receiving one additional share of common stock for each share owned.  The additional shares will be distributed on October 2, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

	99.1	Press release of Southern Copper Corporation dated August 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Copper Corporation (Registrant)

	By:	/s/ Armando Ortega Gómez
Armando Ortega Gómez
General Counsel,
Attorney-in-fact (pursuant to a power of attorney filed on June 20, 2006)
Date: August 30, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press release of Southern Copper Corporation dated August 30, 2006.